UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

Isilon Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 315-7500
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 2.05. Costs Associated with Exit or Disposal Activities
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02.  Results of Operations and Financial Condition.

On April 6 2009, Isilon Systems, Inc. issued a press release announcing its preliminary financial results for its first fiscal quarter ended March 31, 2009, the text of which is furnished herewith as exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying press release shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Isilon, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

In response to current macroeconomic conditions and to better align expenditures in regard to these current market conditions, on April 6, 2009 the Company announced a worldwide reduction of approximately 10% of its workforce. The date of commitment to this course of action was April 2, 2009.  The Company expects to record approximately $850,000 in charges for severance and termination benefits for the three months ended June 30, 2009.  The majority of the severance and termination benefits will be paid in the second quarter of 2009.

A copy of our press release announcing the workforce reduction is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2009, Steven Fitz, Senior Vice President of Worldwide Sales and Services, departed the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued April 6, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.
By:	/s/ Keenan M. Conder
Keenan M. Conder
Vice President, General Counsel and Secretary

Date: April 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued April 6, 2009